UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place
11701 Luna Road
Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Presentation transcript
99.2	Financial results slides

ITEM 9 AND ITEM 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2004, Katy Murray, Executive Vice President and Chief Financial Officer of i2 Technologies, Inc. (the “Company”), gave a presentation at the Fourth Annual CIBC World Markets Enterprise Software Conference in New York City that was publicly broadcast via webcast. A transcript of the presentation is attached as Exhibit 99.1, and presentation slides relating to Company financial results are attached as Exhibit 99.2, to this Current Report on Form 8-K. The information contained in the transcript and the financial results slides attached as Exhibits 99.1 and 99.2 is incorporated by reference herein and is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated: August 16, 2004

By:	/s/ Katy Murray
Katy Murray
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Presentation transcript

99.2	Financial results slides

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